                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)       MAY 11, 2001
                                                           ---------------------

                                MERCK & CO., INC.
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
 -------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             1-3305                                       22-1109110
 -----------------------------------        ------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

      ONE MERCK DRIVE, PO BOX 100, WHITEHOUSE STATION, NJ           08889-0100
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)                  (Zip Code)

         Registrant's telephone number, including area code     (908) 423-1000
                                                           ---------------------

ITEM 5.  OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on May 11, 2001, attached as Exhibit 99, concerning the Registrant's announcement that it has entered into a definitive agreement under which the Registrant will acquire Rosetta Inpharmatics, Inc. in a tax-free reorganization.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

     Exhibit 99                Press release issued             Filed with
                               May 11, 2001                    this document





                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             MERCK & CO., Inc.




Date:  May 11, 2001                          By: /S/ DEBRA A. BOLLWAGE
                                                 -------------------------------
                                                 DEBRA A. BOLLWAGE
                                                 Assistant Secretary

                                  EXHIBIT INDEX



Exhibit
Number                     Description
-------                    -----------

 99                        Press release issued May 11, 2001